UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 26, 2012

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street,	Archbold, Ohio	43502

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2012, the following executive officers entered into Change in Control Agreements (the “Agreements”) with the Company: Paul S. Siebenmorgen, the Company’s President and Chief Executive Officer; Barbara J. Britenriker, the Company’s Executive Vice President and Chief Financial Officer; Edward A. Leininger, the Company’s Executive Vice President and Chief Operating Officer; Rex D. Rice, Executive Vice President and Senior Commercial Loan Officer of the Company’s wholly-owned commercial bank subsidiary, The Farmers & Merchants State Bank; and James Burkhart, the Company’s Senior Vice President of Operations and Information Technology.

In general, with respect to Mr. Siebenmorgen and and Ms. Britenriker, the Agreements: (i) prohibit a reduction in each of the respective officer’s compensation and benefits for the two-year period following a Change of Control of the Company; (ii) provide both for the payment of two years of Compensation and a twenty-four month continuation of certain benefit arrangements in the event the respective officer is terminated or resigns under certain circumstances prior to or following a Change in Control; and (iii) make certain technical, non-substantive changes from previously executed similar agreements between the Company and each such officer.

In general, with respect to Messrs. Leininger, Rice and Burkhart, the Agreements: (i) prohibit a reduction in each of the respective officer’s compensation for the two-year period following a Change of Control of the Company; (ii) provide both for the payment of One Year of Compensation and a twelve month continuation of certain benefit arrangements in the event the respective officer is terminated or resigns under certain circumstances prior to or following a Change in Control; and (iii) make certain technical, non-substantive changes from previously executed similar agreements between the Company and each such officer.

The Agreements supersede the change in control agreements that were executed by and between the Company and each of the respective officers on November 27, 2007. The Company filed a Form 8-K with the Commission regarding these prior arrangements on November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: December 27, 2012	/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen,
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker,
Executive Vice President &
Chief Financial Officer